UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 31, 2007
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or	File Number)	Identification No.)
organization)
AIMCO PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	0-24497	84-1275621

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or	File Number)	Identification No.)
organization)
4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 757-8101
NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into a Material Definitive Agreement.
  On August 31, 2007, Apartment Investment and Management Company, a Maryland corporation (“Aimco”), AIMCO Properties, L.P., a Delaware limited partnership (“Aimco OP”), and their subsidiary, AIMCO/Bethesda Holdings, Inc., a Delaware corporation (“AIMCO/Bethesda”) (collectively with Aimco and Aimco OP, the “Borrowers”), entered into a Third Amendment to the Amended and Restated Senior Secured Credit Agreement, dated as of August 31, 2007 (the “Third Amendment”), among the Borrowers, the pledgors and guarantors named therein, Bank of America., N.A., as administrative agent, and Bank of America, N.A., Keybank National Association and the other lenders party thereto. The Third Amendment modifies that certain Amended and Restated Senior Secured Credit Agreement dated as of November 2, 2004 (as amended, the “Credit Agreement”) among the Borrowers, Bank of America, N.A., as administrative agent, and the lenders party thereto.
  The Third Amendment:
(i)	permits the Borrowers to request an increase in the aggregate commitments (which are currently $850,000,000), by an amount not to exceed $450,000,000;

(ii)	contains the lenders’ approval of a fourth amendment to the Amended and Restated Credit Agreement, which fourth amendment provides for an additional $100,000,000 term loan (the “Additional Term Loan”) and an additional $200,000,000 of revolving commitments (the “Additional Revolving Commitments”). The Additional Term Loan will have a maturity of one year from the date of incurrence; however, the Borrowers may extend such maturity for an additional year, subject to the satisfaction of certain conditions including the payment of a 12.5 basis point fee on the amount of the Additional Term Loan then outstanding. The Additional Term Loan will accrue interest at either LIBOR plus 1.375% per annum or a base rate, as elected by the Borrowers. The Additional Revolving Commitments will contain the same terms and pricing as the existing revolving commitments under the Credit Agreement. The fourth amendment (i) is not yet effective but has been approved by the lenders under the Credit Agreement and (ii) remains subject to receipt of commitments from lenders in the amount of the contemplated Additional Term Loan and Revolving Loan Commitments. If the Additional Term Loan and Revolving Loan Commitments are provided in the amounts contemplated above, the amount of additional commitments (after giving effect to such Additional Term Loan and Additional Revolving Commitments) permitted under the Credit Agreement will be $150,000,000;

(iii)	modifies the capitalization rate used in the calculation of certain financial covenants;

(iv)	expressly permits proceeds of loans under the Credit Agreement to be used to purchase equity interests of the Borrowers and provides that the purchase of equity interests of the Borrowers and their subsidiaries by the Borrowers and their subsidiaries is not restricted as long as no default or event of default under the Credit Agreement exists; and

(v)	eliminates a limitation on incurrence of indebtedness that is pari passu with the Credit Agreement.
     A copy of the Third Amendment is filed as Exhibit 10.1 to this report and is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.
(d)	The following exhibits are filed with this report:

Exhibit Number	Description
10.1	Third Amendment to Senior Secured Credit Agreement, dated as of August 31, 2007, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., and AIMCO/Bethesda Holdings, Inc., as the Borrowers, the pledgors and guarantors named therein, Bank of America, N.A., as administrative agent and Bank of America, N.A., Keybank National Association and the other lenders listed therein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: September 5, 2007

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
/s/ Thomas M. Herzog
Thomas M. Herzog
Executive Vice President and Chief Financial Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: September 5, 2007

AIMCO PROPERTIES, L.P.

By:	AIMCO-GP, INC.,
Its General Partner

/s/ Thomas M. Herzog

Thomas M. Herzog Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Third Amendment to Senior Secured Credit Agreement, dated as of August 31, 2007, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., and AIMCO Bethesda Holdings, Inc., as the Borrowers, the pledgors and guarantors named therein, Bank of America, N.A., as administrative agent, and Bank of America, N.A., Keybank National Association and the other lenders listed therein.